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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 16, 1999



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




             Delaware                    0-21185                 04-2687849
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 392-1606
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)


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Item 2.           Acquisition or Disposition of Assets.

         On March 16, 1999, a subsidiary of Applied Analytical Industries, Inc. (the "Company") merged with Medical & Technical Research Associates, Inc. ("MTRA") in a stock-for-stock merger. As a result of the merger, MTRA became a wholly owned subsidiary of the Company. MTRA is a Phase II-IV clinical trials and data management company located near Boston, Massachusetts. MTRA has provided clinical trials services to the pharmaceutical industry since 1970 and employs approximately 190 employees.

         In the merger, the Company issued 801,691 shares of its common stock to MTRA stockholders and reserved an additional 517,431 shares of its common stock for issuance under MTRA stock options that were assumed by the Company in the merger. The acquisition will be accounted for using the pooling-of-interest method of accounting.

         The Agreement and Plan of Merger between the Company, MTRA and Wilmington Acquisition Corp. is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit No.

                  Exhibit 2.1*  --  Agreement and Plan of Merger between Applied
                                    Analytical Industries, Inc., Medical &
                                    Technical Research Associates, Inc. and
                                    Wilmington Acquisition Corp. dated as of February 12, 1999


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* Schedules and exhibits to the document have been omitted and will be supplementally provided to the Securities and Exchange Committee upon request.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 1999

                            APPLIED ANALYTICAL INDUSTRIES, INC.


                            By:    /s/ Eugene T. Haley
                                   ------------------------------------------
                                   Eugene T. Haley
                                   Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


         Exhibit No.                           Exhibit
         -----------                           -------

         Exhibit 2.1*  --  Agreement and Plan of Merger between Applied
                           Analytical Industries, Inc., Medical & Technical Research Associates, Inc. and Wilmington Acquisition Corp. dated as of February 12, 1999



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* Schedules and exhibits to the document have been omitted and will be supplementally provided to the Securities and Exchange Committee upon request.




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